Digital Media Solutions, Inc. Announces Q3 2023 Financial Results

•Third-quarter net revenue of $76.0 million
•Third-quarter gross margin of 23.1% and Variable Marketing Margin (VMM) of 26.8%

Clearwater, Fla. -- November 14, 2023 -- Digital Media Solutions, Inc., a leading provider of technology-enabled digital performance advertising solutions connecting consumers and advertisers, today announced financial results for the quarter ended September 30, 2023.

DMS serves more than 400 scaled enterprise customers and over 4,000 SMBs across the P&C Insurance, Health Insurance, Ecommerce, Career and Education and Consumer Finance verticals with digital performance marketing solutions.

“In Q3, we continued our disciplined focus to execute our restructuring initiatives, while at the same time leaning into our key demand and supply side partnerships and strengthening our foundational building blocks to execute towards our future state of DMS as a more operationally streamlined and vertically integrated business, powered by people, product and technology,” said Joe Marinucci, CEO of DMS.

“In our Marketplace Segment, while there are still headwinds in our property & casualty (P&C) insurance business, several key strategic customers are growing with DMS. Beyond P&C, we have diversified our insurance business by vertically integrating in the Under 65 market with the continued development of our owned-and-operated marketplace, www.HealthMarketAdvisor.com, along with the launch of our Protect Health Insurance Agency. In our Brand Direct Segment, we have consolidated several business units and are completing the final integration phases of our team, systems and technology. The result of this will create stronger partnerships with both advertisers and publishers, providing them with a single point of entry to work with DMS across all of our performance media solutions to scale customer acquisition campaigns,” continued Marinucci.

“In the third quarter, we diligently focused on building a solid foundation that can support our efforts to return to growth in the fourth quarter. We are pleased to exceed our revenue guidance for Q3 and view our accomplishments as a strategic investment in our future success. As we enter Q4, we remain enthusiastic, as this quarter traditionally showcases our strength during the open enrollment and e-commerce holiday shopping seasons. We remain steadfast in our commitment to managing operating expenses, recognizing them as a crucial financial performance lever under our complete control,” added Vanessa Guzmán-Clark, CFO.

Third Quarter 2023 Performance:

(All comparisons are relative to the third quarter of 2022; ClickDealer is included in 2023, since its acquisition)

•Net revenue of $76.0 million, down 15.6%
•Gross profit margin of 23.1%, a decrease of 3.2 PPTS
•Variable Marketing Margin of 26.8%, a decrease of 5.5 PPTS
•Operating expenses totaled $25.4 million, a decrease of $2.5 million
•Net loss of $17.1 million compared to net income of $10.1 million
•Adjusted EBITDA of $(0.1) million compared to $5.1 million
•EPS of $(3.92) compared to $(2.29); and adjusted EPS of $(10.86) compared to $(3.48)
•Ended the quarter with $17.2 million in cash and cash equivalents, and total debt of $276.8 million

Third Quarter 2023 Segment Performance (including intercompany revenue):

(All comparisons are relative to the third quarter of 2022; ClickDealer is included in 2023, since its acquisition)

•Brand Direct Solutions generated revenue of $44.0 million, up 4.1%. Gross margin was 17.2%, down from 22.3%.
•Marketplace Solutions generated revenue of $35.1 million, down 34.1%. Gross margin was 23.9%, up from 22.6%.
•Technology Solutions generated revenue of $2.0 million, down 21.5%. Gross margin was 78.7%, down from 86.0%.

Forward-Looking Statements:

This press release includes forward-looking statements within the meaning of that term in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are made in reliance upon the protections provided by such acts for forward-looking statements and the Private Securities Litigation Reform Act of 1955. These forward-looking statements are often identified by words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “assume,” “likely,” “predicts,” “potential,” “continue,” and similar expressions. These forward-looking statements include, without limitation, DMS’s expectations with respect to its and ClickDealer’s future performance and its ability to implement its strategy, and are based on the beliefs and expectations of our management team from the information available at the time such statements are made. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside DMS’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) DMS’s ability to attain the expected financial benefits from the ClickDealer transaction; (2) any impacts to the ClickDealer business from our acquisition thereof, (3) the COVID-19 pandemic or other public health crises; (4) management of our international expansion as a result of the ClickDealer acquisition; (5) changes in client demand for our services and our ability to adapt to such changes; (6) the entry of new competitors in the market; (7) the ability to maintain and attract consumers and advertisers in the face of changing economic or competitive conditions; (8) the ability to maintain, grow and protect the data DMS obtains from consumers and advertisers, and to ensure compliance with data privacy regulations in newly entered markets; (9) the performance of DMS’s technology infrastructure; (10) the ability to protect DMS’s intellectual property rights; (11) the ability to successfully source, complete and integrate acquisitions; (12) the ability to improve and maintain adequate internal controls over financial and management systems, and remediate material weaknesses therein, including any integration of the ClickDealer business; (13) changes in applicable laws or regulations and the ability to maintain compliance; (14) our substantial levels of indebtedness; (15) volatility in the trading price of our common stock and warrants; (16) fluctuations in value of our private placement warrants; (17) risks arising from the delisting of our common stock from the NYSE; and (18) other risks and uncertainties indicated from time to time in DMS’s filings with the U.S. Securities and Exchange Commission (“SEC”), including those under “Risk Factors” in DMS’s Annual Report on Form 10-K/A for the year ended December 31, 2022, filed on April 5, 2023 (“2022 Form 10-K/A”) and its subsequent filings with the SEC.

There may be additional risks that we consider immaterial or which are unknown, and it is not possible to predict or identify all such risks.

DMS cautions that the foregoing list of factors is not exclusive. DMS cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. DMS does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

About DMS:

Digital Media Solutions, Inc. is a leading provider of data-driven, technology-enabled digital performance advertising solutions connecting consumers and advertisers within the auto, home, health, and life insurance, plus a long list of top consumer verticals. The DMS first-party data asset, proprietary advertising technology, significant proprietary media distribution, and data-driven processes help digital advertising clients de-risk their advertising spend while scaling their customer bases. Learn more at https://digitalmediasolutions.com.

Investor Relations
investors@dmsgroup.com

For inquiries related to media, contact marketing@dmsgroup.com

For the full press release, please visit https://investors.digitalmediasolutions.com/news/default.aspx

DIGITAL MEDIA SOLUTIONS, INC.
Consolidated Balance Sheets
(in thousands, except per share data)

	September 30, 2023	December 31, 2022
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$17,246	$48,839
Accounts receivable, net of allowances of $4,404 and $4,656, respectively	38,708	48,109
Prepaid and other current assets	2,701	3,296
Income tax receivable	2,579	1,966
Total current assets	61,234	102,210
Property and equipment, net	15,929	17,702
Operating lease right-of-use assets, net	1,007	2,187
Goodwill	48,444	77,238
Intangible assets, net	39,956	27,519
Deferred tax assets	968	—
Other assets	1,434	765
Total assets	$168,972	$227,621
Liabilities, Preferred Stock and Stockholders' Deficit
Current liabilities:
Accounts payable	$36,824	$39,908
Accrued expenses and other current liabilities	9,817	7,101
Current portion of long-term debt	2,750	2,250
Tax Receivable Agreement liability	164	164
Operating lease liabilities - current	2,067	2,175
Contingent consideration payable - current	1,779	1,453
Total current liabilities	53,401	53,051
Long-term debt	274,040	254,573
Deferred tax liabilities	—	1,112
Operating lease liabilities - non-current	733	2,232
Warrant liabilities	718	600
Contingent consideration payable - non-current	1,281	—
Total liabilities	330,173	311,568
Preferred stock, $0.0001 par value, 100,000 shares authorized; 80 Series A and 60 Series B convertible redeemable issued and outstanding, respectively at September 30, 2023	16,490	—
Stockholders' deficit:
Class A common stock, $0.0001 par value, 500,000 shares authorized; 2,766 issued and outstanding at September 30, 2023	4	4
Class B convertible common stock, $0.0001 par value, 60,000 shares authorized; 1,672 issued and outstanding at September 30, 2023	3	3
Class C convertible common stock, $0.0001 par value, 40,000 authorized; none issued and outstanding at September 30, 2023	—	—
Additional paid-in capital	(12,077)	(14,054)
Treasury stock, at cost, 10 and 0 shares, respectively	(235)	(181)
Cumulative deficit	(96,593)	(32,896)
Total stockholders' deficit	(108,898)	(47,124)
Non-controlling interest	(68,793)	(36,823)
Total deficit	(177,691)	(83,947)
Total liabilities, preferred stock and stockholders' deficit	$168,972	$227,621

DIGITAL MEDIA SOLUTIONS, INC.
Consolidated Statements of Operations
(Unaudited)
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022

Net revenue	$76,033	$90,066	$248,898	$290,372
Cost of revenue (exclusive of depreciation and amortization)	58,506	66,378	189,892	211,997
Salaries and related costs	10,770	11,668	34,484	38,612
General and administrative expenses	10,087	9,076	35,072	32,622
Depreciation and amortization	4,778	7,142	15,732	21,377
Impairment of goodwill	—	—	33,795	—
Impairment of intangible assets	—	—	7,791	—
Acquisition costs	17	14	3,020	306
Change in fair value of contingent consideration liabilities	(208)	(3)	(285)	2,533
Loss from operations	(7,917)	(4,209)	(70,603)	(17,075)
Interest expense, net	11,989	4,570	25,732	12,072
Change in fair value of warrant liabilities	(2,484)	1,000	(8,549)	(2,480)
Change in Tax Receivable Agreement liability	—	(121)	—	(121)
Other (1)	19	—	11	—
Net loss before income taxes	(17,441)	(9,658)	(87,797)	(26,546)
Income tax (benefit) expense	(334)	463	(2,498)	819
Net loss	(17,107)	(10,121)	(85,299)	(27,365)
Net loss attributable to non-controlling interest	(6,445)	(4,010)	(33,099)	(10,765)
Net loss attributable to Digital Media Solutions, Inc.	$(10,662)	$(6,111)	$(52,200)	$(16,600)

Weighted-average Class A common shares outstanding – basic	2,763	2,664	2,721	2,510
Weighted-average Class A common shares outstanding – diluted	2,763	4,377	2,721	2,510

Loss per share attributable to Digital Media Solutions, Inc.:
Basic – per Class A common shares	$(3.92)	$(2.29)	$(23.41)	$(6.61)
Diluted – per Class A common shares	$(3.92)	$(2.31)	$(23.41)	$(6.61)
____________________
(1)Represents Foreign exchange loss (gain) and Gain on disposal of assets.

DIGITAL MEDIA SOLUTIONS, INC.
Consolidated Statements of Cash Flows
(Unaudited)
(in thousands)

	Nine Months Ended September 30,
	2023	2022
Cash flows from operating activities
Net loss	$(85,299)	$(27,365)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities
Allowance for credit losses, net	1,716	1,305
Depreciation and amortization	15,732	21,377
Amortization of right-of-use assets	522	—
Gain on disposal of assets	(3)	—
Impairment of goodwill	33,795	—
Impairment of intangible assets	7,791	—
Lease restructuring charges	—	(167)
Stock-based compensation, net of amounts capitalized	2,620	5,332
Interest expense paid-in-kind	11,417	—
Amortization of debt issuance costs	2,420	1,149
Deferred income tax benefit, net	(2,080)	(1,160)
Change in fair value of contingent consideration	(285)	2,533
Change in fair value of warrant liabilities	(8,549)	(2,480)
Loss from preferred warrants issuance	553	—
Change in Tax Receivable Agreement liability	—	(120)
Change in income tax receivable and payable	(613)	1,297
Change in accounts receivable	14,644	4,824
Change in prepaid expenses and other current assets	(36)	1,120
Change in operating right-of-use assets	670	—
Change in accounts payable and accrued expenses	(6,197)	(5,341)
Change in operating lease liabilities	(1,658)	—
Change in other liabilities	—	(195)
Net cash (used in) provided by operating activities	(12,840)	2,109
Cash flows from investing activities
Additions to property and equipment	(4,500)	(5,247)
Acquisition of business, net of cash acquired	(33,565)	(2,579)
Net cash used in investing activities	(38,065)	(7,826)
Cash flows from financing activities
Proceeds from borrowings on revolving credit facilities	10,000	—
Payments of long-term debt and notes payable	(1,688)	(1,687)
Payments of borrowings on revolving credit facilities	(125)	—
Payment of debt issuance costs	(1,928)	—
Proceeds from preferred shares and warrants issuance, net	13,107	—
Purchase of treasury stock related to stock-based compensation	(54)	(156)
Distributions to non-controlling interest holders	—	(563)
Net cash provided by (used in) financing activities	19,312	(2,406)
Net change in cash and cash equivalents	(31,593)	(8,123)
Cash and cash equivalents, beginning of period	48,839	26,394
Cash and cash equivalents, end of period	$17,246	$18,271

	Nine Months Ended September 30,
	2023	2022
Supplemental Disclosure of Cash Flow Information
Cash Paid During the Period For
Interest	$13,074	$10,651
Income taxes	195	662
Non-Cash Transactions:
Contingent and deferred acquisition consideration	$2,392	$2,971
Stock-based compensation capitalized in property and equipment	486	363
Capital expenditures included in accounts payable	192	236
Issuance of equity for Crisp Results	—	10,000
Debt amendment fees paid-in-kind - long-term debt	4,410	—
Debt amendment fees paid-in-kind - revolving credit facilities	1,000	—
Interest paid-in-kind - long-term debt	9,307	—
Interest paid-in-kind - revolving credit facilities	2,110	—

Non-GAAP Financial Measures

In addition to providing financial measurements based on accounting principles generally accepted in the United States of America (“GAAP”), this earnings release includes additional financial measures that are not prepared in accordance with GAAP (“non-GAAP”), including Variable Marketing Margin, Adjusted EBITDA, Unlevered Free Cash Flow, Adjusted Net Income and Adjusted EPS. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures can be found below.

As explained further below, we use these financial measures internally to review the performance of our business units without regard to certain accounting treatments, non-operational, extraordinary or non-recurring items. We believe that presentation of these non-GAAP financial measures provides useful information to investors regarding our results of operations. Because of these limitations, management relies primarily on its GAAP results and uses non-GAAP measures only as a supplement.

Variable Marketing Margin

Variable Marketing Margin is a measure of the efficiency of the Company’s revenue generation efforts, measuring revenue after subtracting the variable marketing and direct media costs that are directly associated with revenue generation. Variable Marketing Margin and Variable Marketing Margin % of revenue are key reporting metrics by which the Company measures the efficacy of its marketing and media acquisition efforts.

Variable Marketing Margin is defined as revenue less variable marketing expense. Variable marketing expense is defined as the expense attributable to variable costs paid for direct marketing and media acquisition costs, and includes only the portion of cost of revenue attributable to costs paid for this direct marketing activity and advertising acquired for resale to the Company’s customers, and excludes overhead, fixed costs and personnel-related expenses. The majority of these variable advertising costs are expressly intended to drive traffic to our websites and to our customers’ websites, and these variable advertising costs are included in cost of revenue on the company's consolidated statements of operations.

Below is a reconciliation of net loss to Variable Marketing Margin and net loss % of revenue to Variable Marketing Margin % of revenue.

The following table provides a reconciliation of Variable Marketing Margin to net loss, the most directly comparable GAAP measure (in thousands, except percentages):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Net loss	$(17,107)	$(10,121)	$(85,299)	$(27,365)
Net loss % of revenue	(22)%	(11)%	(34)%	(9)%

Adjustments to reconcile to variable marketing margin:
Cost of revenue adjustment (1)	2,830	5,372	10,935	18,591
Salaries and related costs	10,770	11,668	34,484	38,612
General and administrative expenses	10,087	9,076	35,072	32,622
Acquisition costs	17	14	3,020	306
Depreciation and amortization	4,778	7,142	15,732	21,377
Impairment of goodwill	—	—	33,795	—
Impairment of intangible assets	—	—	7,791	—
Change in fair value of contingent consideration	(208)	(3)	(285)	2,533
Change in fair value of warrant liabilities	(2,484)	1,000	(8,549)	(2,480)
Change in Tax Receivable Agreement liability	—	(121)	—	(121)
Other (2)	19	—	11	—
Interest expense, net	11,989	4,570	25,732	12,072
Income tax (benefit) expense	(334)	463	(2,498)	819
Total adjustments	37,464	39,181	155,240	124,331
Variable marketing margin	$20,357	$29,060	$69,941	$96,966
Variable marketing margin % of revenue	27%	32%	28%	33%
______________
(1)Represents amounts reported as cost of revenue that are not direct media costs associated with lead sales, which were added back for the purpose of the Variable Marketing Margin (“VMM”).
(2)Represents Foreign exchange loss (gain) and Gain on disposal of assets.

Adjusted EBITDA, Unlevered Free Cash Flow and Unlevered Free Cash Flow Conversion

Adjusted EBITDA is defined as net (loss) income, excluding (a) interest expense, (b) income tax (benefit) expense, (c) depreciation and amortization, (d) impairment of intangible assets, (e) change in fair value of warrant liabilities, (f) debt extinguishment, (g) stock-based compensation, (h) change in Tax Receivable Agreement liability, (i) restructuring costs, (j) acquisition costs, and (k) other expense.

In addition, we adjust to take into account estimated cost synergies related to our acquisitions. These adjustments are estimated based on cost-savings that are expected to be realized within our acquisitions over time as these acquisitions are fully integrated into DMS. These cost-savings result from the removal of cost and or service redundancies that already exist within DMS, technology synergies as systems are consolidated and centralized, headcount reductions based on redundancies, right-sized cost structure of media and service costs utilizing the most beneficial contracts within DMS and the acquired companies with external media and service providers. We believe that these non-synergized costs tend to overstate our expenses during the periods in which such synergies are still being realized.

Furthermore, in order to review the performance of the combined business over periods that extend prior to our ownership of the acquired businesses, we include the pre-acquisition performance of the businesses acquired. Management believes that doing so helps to understand the combined operating performance and potential of the business as a whole and makes it easier to compare performance of the combined business over different periods.

Unlevered Free Cash Flow is defined as Adjusted EBITDA, less capital expenditures, and Unlevered Free Cash Flow Conversion is defined as Unlevered Free Cash Flow divided by Adjusted EBITDA.

The following table provides a reconciliation between Adjusted net income and Adjusted EBITDA, and Unlevered Free Cash Flow, from Net loss, the most directly comparable GAAP measure (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Net loss	$(17,107)	$(10,121)	$(85,299)	$(27,365)
Adjustments
Interest expense, net	11,989	4,570	25,732	12,072
Income tax (benefit) expense	(334)	463	(2,498)	819
Depreciation and amortization	4,778	7,142	15,732	21,377
Impairment of goodwill	—	—	33,795	—
Impairment of intangible assets	—	—	7,791	—
Change in fair value of warrant liabilities	(2,484)	1,000	(8,549)	(2,480)
Change in fair value of contingent consideration liabilities	(208)	(3)	(285)	2,533
Legal and professional fees - Equity Cure & Debt Amendment	598	—	3,880	—
Termination of DMS Voice	1,064	—	4,571	—
Change in Tax Receivable Agreement liability	—	(121)	—	(121)
Stock-based compensation expense	453	1,424	2,620	5,332
Restructuring costs	337	(13)	1,079	2,166
Acquisition and other related costs (1)	17	14	3,833	306
Gain on disposal of assets	—	—	(3)	—
Other expense (2)	805	708	1,766	3,940
Adjusted EBITDA	(92)	5,063	4,165	18,579
Less: Capital Expenditures	1,515	2,050	4,500	5,247
Unlevered free cash flow	$(1,607)	$3,013	$(335)	$13,332
Unlevered free cash flow conversion	1746.7%	59.5%	(8.0)%	71.8%
____________________
(1)Includes transaction fees in connection with the ClickDealer acquisition, pre-acquisition expenses, preferred warrants issuance costs, and post-acquisition related costs.
(2)Includes compliance-related legal and professional fees pre-acquisition transactions, and in 2022, costs associated with the Company’s strategic alternatives.

A reconciliation of Unlevered Free Cash Flow to net cash provided by operating activities, the most directly comparable GAAP measure, is presented below (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Unlevered free cash flow	$(1,607)	$3,013	$(335)	$13,332
Capital expenditures	1,515	2,050	4,500	5,247
Adjusted net income	(92)	5,063	4,165	18,579
Impairment of goodwill	—	—	33,795	—
Impairment of intangible assets	—	—	7,791	—
Acquisition and other related costs (1)	17	14	3,833	306
Change in fair value of contingent consideration liabilities	(208)	(3)	(285)	2,533
Other expenses (2)	805	708	1,766	3,940
Stock-based compensation	453	1,424	2,620	5,332
Restructuring costs	337	(13)	1,079	2,166
Change in fair value of warrant liabilities	(2,484)	1,000	(8,549)	(2,480)
Legal and professional fees - Equity Cure & Debt Amendment	598	—	3,880	—
Termination of DMS Voice	1,064	—	4,571	—
Subtotal before additional adjustments	(674)	1,933	(46,336)	6,782
Less: Interest expense, net	11,989	4,570	25,732	12,072
Less: Income tax (benefit) expense	(334)	463	(2,498)	819
Less: Change in Tax Receivable Agreement liability - Consolidated statements of operations	—	(121)	—	(121)
Allowance for credit losses	366	(34)	1,716	1,305
Amortization of right-of-use assets	227	—	522	—
Gain on disposal of assets	—	—	(3)	—
Impairment of goodwill	—	—	33,795	—
Impairment of intangible assets	—	—	7,791	—
Lease restructuring charges	—	(169)	—	(167)
Stock-based compensation, net of amounts capitalized	452	1,424	2,620	5,332
Interest expense paid-in-kind	11,417	—	11,417	—
Amortization of debt issuance costs	1,633	211	2,420	1,149
Deferred income tax benefit, net	24	(375)	(2,080)	(1,160)
Change in fair value of contingent consideration	(208)	(3)	(285)	2,533
Change in fair value of warrant liabilities	(2,484)	1,000	(8,549)	(2,480)
Loss from preferred warrants issuance	—	—	553	—
Change in Tax Receivable Agreement liability - Consolidated statements of cash flows	—	(120)	—	(120)
Change in income tax receivable and payable	(386)	666	(613)	1,297
Change in accounts receivable	(1,308)	798	14,644	4,824
Change in prepaid expenses and other current assets	(1,493)	(1,465)	(36)	1,120
Change in operating right-of-use assets	40	—	670	—
Change in accounts payable and accrued expenses	2,547	(4,066)	(6,194)	(5,341)
Change in operating lease liabilities	(564)	—	(1,658)	—
Change in other liabilities	—	(220)	—	(195)
Net cash (used in) provided by operating activities	$(2,066)	$(5,332)	$(12,840)	$2,109
____________________
(1)Includes transaction fees in connection with the ClickDealer acquisition, pre-acquisition expenses, preferred warrants issuance costs, and post-acquisition related costs.
(2)Includes compliance-related legal and professional fees pre-acquisition transactions, and in 2022, costs associated with the Company’s strategic alternatives.

Adjusted Net Income and Adjusted EPS

We use the non-GAAP measures Adjusted Net Income and Adjusted EPS to assess operating performance. Management believes that these measures provide investors with useful information on period-to-period performance as evaluated by management and comparison with our past financial and operating performance. Management also believes these non-GAAP financial measures are useful in evaluating our operating performance compared to that of other companies in our industry, as this metric generally eliminates the effects of certain items that may vary from company to company for reasons unrelated to overall operating performance. We define Adjusted Net Income (Loss) as net loss attributable to Digital Media Solutions, Inc. adjusted for (x) costs associated with the change in fair value of warrant liabilities, debt extinguishment, Business Combination, acquisition-related costs, equity based compensation and lease restructuring charges and (y) the reallocation of net income (loss) attributable to non-controlling interests from the assumed acquisition by Digital Media Solutions, Inc. of all units of Digital Media Solutions Holdings, LLC (“DMSH LLC”) (other than units held by subsidiaries of Digital Media Solutions, Inc.) for newly-issued shares of Class A Common Stock of Digital Media Solutions, Inc. on a one-to-one basis. We define adjusted pro forma net loss per share as adjusted pro forma net loss divided by the weighted-average shares of Class A Common Stock outstanding, assuming the acquisition by Digital Media Solutions, Inc. of all outstanding DMSH LLC units (other than units held by subsidiaries of Digital Media Solutions, Inc.) for newly-issued shares of Class A Common Stock on a one-to-one-basis.

The following table presents a reconciliation between GAAP Earnings Per Share and Non-GAAP Adjusted Net Income and Adjusted EPS (In thousands, except per share data):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Numerator:
Net loss	$(17,107)	$(10,121)	$(85,299)	$(27,365)
Net loss attributable to non-controlling interest	(6,445)	(4,010)	(33,099)	(10,765)
Accretion and dividend Series A and B convertible redeemable preferred stock	(156)	—	(11,497)	—
Net loss attributable to Digital Media Solutions, Inc. - Class A common stock - basic	$(10,818)	$(6,111)	$(63,697)	$(16,600)

Add: Income effects of Class B convertible common stock	$—	$(4,010)	$—	$—
Net loss attributable to Digital Media Solutions, Inc. - Class A common stock - diluted	$(10,818)	$(10,121)	$(63,697)	$(16,600)

Denominator:
Weighted-average Class A common shares outstanding – basic	2,763	2,664	2,721	2,510
Add: dilutive effects of Class B convertible common stock	—	1,713	—	—
Weighted-average Class A common shares outstanding – diluted	2,763	4,377	2,721	2,510

Net loss per common share:
Basic – per Class A common shares	$(3.92)	$(2.29)	$(23.41)	$(6.61)
Diluted – per Class A common shares	$(3.92)	$(2.31)	$(23.41)	$(6.61)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Numerator:
Net loss attributable to Digital Media Solutions, Inc. - Class A common stock - basic	$(10,818)	$(6,111)	$(63,697)	$(16,600)
Net loss attributable to Digital Media Solutions, Inc. - Class A common stock - diluted	(10,818)	(10,121)	(63,697)	(16,600)
Add adjustments:
Change in fair value of warrant liabilities	(2,484)	1,000	(8,549)	(2,480)
Acquisition costs	17	14	3,833	306
Change in fair value of contingent consideration liabilities	(208)	(3)	(285)	2,533
Restructuring costs	337	(13)	1,079	2,166
Stock-based compensation expense	453	1,424	2,620	5,332
	(1,885)	2,422	(1,302)	7,857
Adjusted net loss attributable to Digital Media Solutions, Inc. - basic	(12,703)	(3,689)	(64,999)	(8,743)
Adjusted net loss attributable to Digital Media Solutions, Inc. - diluted	(12,703)	(7,699)	(64,999)	(8,743)

Denominator:
Weighted-average shares outstanding - basic	2,763	2,664	2,721	2,510
Weighted-average LLC Units of DMSH, LLC that are convertible into Class A common stock	1,713	2	1,713	2
Weighted-average Preferred Stock Units that are convertible into Class A common stock	2,317	—	1,553	—
	6,793	2,666	5,987	2,512

Adjusted EPS - basic	$(1.87)	$(1.38)	$(10.86)	$(3.48)
Adjusted EPS - diluted	$(1.87)	$(2.89)	$(10.86)	$(3.48)